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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fund Literature       (800) 290-9826
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

The Fund seeks to provide long term capital appreciation primarily through direct or indirect investments in equity and debt securities of issuers domiciled or doing business in emerging markets countries. Securities are selected on the basis of potential for capital appreciation without regard for current income. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder Emerging Markets Fund -- Institutional Portfolio (the 'Portfolio'), a registered open-end management investment company with substantially the same investment objective and policies as the Fund. The enclosed annual report includes the financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide, including 12 offices in emerging markets. The Schroder Group has been managing international investment portfolios since the early years of this century. As of October 31, 1996 the Schroder Group had over $130 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $20 billion under management, of which approximately $4.2 billion was invested in the emerging markets.

                                                                December 2, 1996

Dear Shareholder:


     We are pleased to present the annual report for Schroder Emerging Markets Fund -- Institutional Portfolio for the period ending October 31, 1996. Over the year, the total return of the Fund was 4.2% compared with the MSCI Emerging Markets Free Index (ex Malaysia) return of 2.8%. Your Fund was designed to compliment an international EAFE portfolio and therefore, unlike many other emerging market funds in the Lipper Universe, does not include Malaysia in its investment universe, as that market is also included in developed market indices, and given the relatively small size of its economy, does not warrant inclusion in both developed and emerging funds. The country's wealth characteristics and the long established nature of its stockmarket are allowing it to move rapidly towards developed country status. When Malaysia performs strongly, however, as over this fiscal year (+26.6%), your Fund may well underperform the Lipper Emerging Markets Funds average.


     In the past year, the top three performing markets represented in the Fund were Poland (+42.1%), Taiwan (+38.3%) and Argentina (+33.2%) and the worst three were South Korea ( - 36.2%), Thailand ( - 29.5%) and India ( - 9.6%). Over the year, Latin American markets performed strongly, as confidence that the region was recovering from the aftermath of the Mexican bailout led to renewed investor optimism. Asia, in the meantime, was challenged by local cyclical pressures which resulted in severe ongoing weakness in Korea and Thailand in particular as a result of widening Current Account deficits. The Fund's strategy, to be overweight in emerging Asia, underweight in Latin America and gradually adding to the rest of the world, therefore, led to very modest outperformance versus the index as good stock picking offset to a modest extent the regional allocations.

--------------------------------------------------------------------------------


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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     Despite the slow pace of fiscal reform in Latin America, investors have been rewarded for concluding that there is no real alternative. Governments there continue to support stock market developments and promote the creation of private pension plans which will help to address that region's chronically low rate of domestic savings. However, entrenched wealth inequalities and rising crime, particularly in Mexico, do not provide long term investor comfort, contrary to trends in Asia. Asia continues to receive larger long term direct investment flows which provide for the next years' exports. Also, Asia is now facing the challenge of improving the education and productivity of its workforce. The potential for long term success remains promising but ameliorating trade balances is essential to realizing the possibility of sustainable growth.

     In the rest of the world, Poland and Portugal stand out. Poland, following a politically turbulent year in 1995, stabilized in 1996. November elections resulting in the defeat of Lech Walesa led to uncertainty among investors in the early part of the year. Newly elected President Kwasniewki, however, has proven an able leader and advocate of market economics despite his Social-Democrat affiliation. Kwasniewski's willingness to adhere to reform reassured investors, pushing the Polish market to all time highs. Schroders believes that privatization and the increasing popularity of initial public offerings should ensure that attractive investment opportunities continue to exist in Poland. In Portugal, the government's commitment to conforming to the European Monetary Union (EMU) convergence criteria led to a strengthening economy. The budget deficit is falling and is expected to be below 4.2% of GDP in 1996, dropping to 2.9% of GDP in 1997. Market sentiment remains positive following additional cuts in interest rates and the government's obvious commitment to privatization of industry.

     This has been a difficult year for emerging market investing. Nevertheless, we believe the case for investing in emerging economies remains as compelling as ever because the growing prosperity of the vast populations in these countries will create huge marketplaces for a variety of goods and services.

     Thank you for your support and interest in the Fund.

     Sincerely,

HERMANN C. SCHWAB                                         LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                         Laura E. Luckyn-Malone
Chairman                                                  President

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                                       2


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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MANAGEMENT'S DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1996)


     At the end of October 1996, the Fund was approximately 96.8% invested in equities and 3.2% in cash and other assets. Over the last year the Fund's weighting in Asian markets has been reduced, to reflect the cyclical turndown in economies in the region. Asia now represents 44% of the Fund compared to 41% of the Morgan Stanley Capital International Emerging Markets Free (ex Malaysia) Index. The Latin American weighting has increased and we have gradually added to other markets including some new markets such as Russia and Israel. However, we continue to believe that the Asian markets offer the best long term growth. Earnings growth should recover in Asia in 1997 and generally remain strong across emerging markets as economic growth rates continue to exceed those of the developed world. We believe the Fund is well positioned for 1997 with a portfolio of quality growth companies.


     The Fund's approach is to target companies that offer sustainable growth. We focus on companies that have professional management and a strong domestic market share in their business or a powerful franchise. The primary attraction of emerging markets is the high growth rates that they offer relative to the developed world. We therefore search for companies, for example, that will benefit from rising living standards and increased infrastructure development. With our extensive network of analysts located in 12 emerging market offices around the world, we believe we can identify attractively priced securities across a broad capitalization range.

     In Asia we have added to our holdings in China and India over the last year. With inflation now under control and interest rates falling, the prospects for economic recovery in China next year are excellent and we expect strong earnings growth. The Fund's weighting in Thailand has however been cut as the outlook for earnings particularly in the key banking sector has deteriorated. In Latin America, the economic recovery has gained momentum this year and we expect this to continue into 1997. Inflation remains under control; however, Latin America remains sensitive to the outlook for U.S. interest rates. Elsewhere we continue to remain positive on Eastern Europe, particularly Poland and are maintaining our underweight position in South Africa.

REGION REVIEW
LATIN AMERICA

     In Latin America, continued optimism over positive news on the economic front has resulted in strong performance during the past 12 months as the region has outperformed its emerging market peers. This has all happened against a backdrop of political tension and uncertainty over the direction of U.S. interest rates. ARGENTINA is a case in point, as the return of bank deposits to levels seen prior to the Mexican devaluation, coupled with positive developments on fiscal and labor reform issues, have helped the economy and the market move in an upward direction. Of concern, however, has been the country's sensitivity to U.S. financial markets and the firing of Economy Minister Cavallo by President Menem, which was absorbed by the market with much less fanfare than had been originally expected.

     The BRAZILIAN market has been the beneficiary of falling interest rates, lower than expected levels of inflation, good corporate results and the gaining of momentum with respect to privatization. The elimination of the inflation tax and the increase of purchasing power, especially among the lower classes, has resulted in increased purchases of durable goods. We have positioned ourselves for this by investing in Multibras Eletrodomesticos SA, a manufacturer of household appliances with positive growth prospects and record sales during the year.

     In MEXICO, austere government policies have led to falling inflation and domestic interest rates which have provided the backdrop for the more recent positive GDP growth. We believe that the domestic economy is beginning to show signs of recovery and have begun to focus on companies that should benefit such as the construction firm Bufet Industrial, SA and the beer and soft-drink producer Fomento Economico Mexicano SA de CV (FEMSA). FEMSA has positioned itself to be a direct beneficiary of the historically high correlation between the consumption of beer and soft-drinks as the economy and disposable income begin to increase.

     The strength of the Mexican peso was also a concern for the year, resulting in pressure on exporters who have been at the forefront of the economic recovery. However, the 6% devaluation of the currency seen during October is expected to move these companies to a higher level of competitiveness.

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                                       3


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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     CHILE has been the weakest market in the region during the year. The high interest rate environment has had an adverse effect on the economy and on corporate earnings. Consumption remains strong and, given the government's commitment to bring inflation into single digits, the outlook for lower interest rates in the immediate future does not look promising.

AFRICA

     SOUTH AFRICA has been a poor performer in 1996, primarily due to the currency crisis that began in February. Since that time, the currency has fallen almost 30% against the U.S. dollar. This has been caused by a reversal of capital flows, and a balance of payments deficit and lack of foreign reserves. With exchange controls still in place the risk remains on the downside, despite fundamentals which have improved. As a result of the currency crisis, real interest rates have remained very high which is affecting the domestic economy and putting pressure on industrial earnings growth. Anglo American Corporation, a leading South African mining company is an example of a company we believe will benefit from the recent depreciation in the South African currency, given that most of its earnings are U.S. dollar based. It is also benefiting from various new projects in South Africa.

     The Fund made its first investment in MAURITIUS during the year, purchasing the State Bank of Mauritius. We believe this company is undervalued and will benefit from the strong economic growth in a country with sound government policies and solid economic fundamentals.

EASTERN EUROPE

     As the POLISH political picture cleared following the November 1995 presidential elections and the release of solid corporate earnings figures, investors have poured money into the market, pushing the WIG (stock market) to an all time high. For the year to date, the Polish MSCI index was up 48.7% in U.S. dollar terms. Key performers included Bydgoska Fabryka Kabli SA, the Polish cable manufacturer that is taking advantage of significant infrastructure investment. The solid macro-economic performance continued in the CZECH REPUBLIC, although signs of weakening began to appear. At the end of the Fund's fiscal year, the trade deficit was at an all time high, and although tourism revenues do compensate somewhat, they cannot hide the fundamental fact that many Czech companies are not competing effectively. Despite falling real wages and an unhappy electorate, the HUNGARIAN government has adhered to its International Monetary Fund (IMF) established austerity package. Government debt is falling as a percentage of GDP, inflation has decreased and output has improved. This brought about a renewed confidence in the market as the Budapest exchange soared 107% in U.S. dollar terms as of the end of October. Strong earnings figures from bluechips such as Gedeon Richter and EGIS Rt. also contributed to the rise in the market. Although SLOVAKIA attained the highest growth and lowest inflation in the region in 1995 and the first part of 1996, the market failed to perform to expectations. Earnings have been poor and restructuring has been slow.

MEDITERRANEAN EUROPE

     TURKEY'S political woes continued with the election of the Islamic Fundamentalist Party, Refah, to power. As of October 31, 1996, it was difficult to see how the government's projected zero budget deficit will be achieved with fiscal spending increasing and no reasonable privatization program in place. Despite this, the market increased by 31% in U.S. dollar terms at the end of October, led by bluechips such as Migros Turk TAS, the food retailer. The PORTUGUESE market was up 28.8% at the end of October, driven by a strengthening bond market as inflation fell significantly, enhancing the possibilities of Portugal joining the European Monetary Union (EMU). This provided a positive environment for the introduction of several privatization stocks to the market. GREECE continues to flounder with stagnant growth and high inflation. Elections in August resulted in a majority government that is expected to introduce the reform policies necessary to bring the country in line with EMU convergence targets. Investments in ISRAEL were initiated in 1996. Interest rates there increased sharply in the first half in order to cool down the overheating economy. The current government, although facing setbacks with the peace process, is expected to implement the structural reforms necessary to turn the economy around.

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                                       4


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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EMERGING ASIA

     The Asian markets produced mixed returns over the year as both political and economic factors dominated headlines. The best performance in the region came from INDONESIA which rose 19.3% in U.S. dollar terms, as strong macro data and good corporate results boosted the stock market. Political issues continued to be a sensitive issue as the chances of a smooth succession to President Suharto were called into question. The PHILIPPINES rose 16.9% in U.S. dollar terms over the last year. The strong performance was supported by robust corporate earnings that, with the economy continuing to accelerate, bodes well for 1997. With corporate profits forecast to reach 26%, the Fund has increased its exposure to companies such as Ayala Land Inc. which is geared to the rising standards of living in the country.

     Rising real rates and a sharp fall-off in exports, exacerbated by a weaker Japanese yen, led the KOREAN economy into decline. The market produced the worst return in the region, falling 36.2% in U.S. dollar terms as earnings growth expectations were revised sharply downward. In INDIA, the stock market has proven extremely volatile, falling 9.6% in U.S. dollar terms over the year. This has been due to increasing interest and depreciation charges, leading to a downgrade in earnings expectations. However, we believe further liberalization and privatization looks set to provide excellent future opportunities for investment. As such, the Fund has added holdings such as Ranbaxy Laboratories Ltd., a pharmaceutical company that looks set to benefit from the increasing affluence of the Indian nation. The Indian company, Mahanagar Telephone Nigam Ltd., the fixed-line telephone operator for Delhi and Banbay, is another example of the type of company we believe will benefit from infrastructure improvements and growing consumer demand. Telephone lines in India are still well below the average compared to the developed world both in terms of market penetration and quality, a fact India is working to redress and which provides real growth potential for Mahanagar.

     THAILAND'S economy continued to slow throughout the year as export growth plunged. The prolonged downturn in the economy has caused further problems for property developers which has in turn adversely affected the banking and finance sectors. Sentiment was further weakened by the loss of confidence in Prime Minister Banharn Silpa-archa and the dissolution of Parliament late in the year leading to a forced general election. The outcome of the election remained unclear as of October 31, 1996, as a coalition government had yet to be formed.

PORTFOLIO MANAGERS' Q&A
IS MEXICO ON THE ROAD TO RECOVERY?

     The Mexican government has done a very credible job in the face of adversity. After the devaluation of the peso in December of 1994 and the ensuing crisis which followed for much of 1995, recent news on the economic front would lead one to believe that Mexico is on the road to recovery. The fundamentals for the currency remain sound, the Current Account deficit is small, inflation is gradually declining and economic recovery is spreading to more sectors. As an example, GDP growth for the third quarter of 1996 was up a resounding 7.2%. Additionally, we believe that the growth momentum in this economy should show further strength in 1997. The recovery has been mostly export driven, however, we are beginning to see an improvement in domestic demand which reflects a recovery in disposable income.

WHY DOES THE FUND MAINTAIN AN OVERWEIGHTED POSITION IN POLAND RELATIVE TO THE MSCI EMERGING MARKETS (EX-MALAYSIA) INDEX?

     We remain overweight Poland given the improving macro-economic picture and continued political stability. Although the coalition has been somewhat shaky following a key tax vote which brought to a head the coalition's differing views, real political crisis is not likely. Growth of over 5.5% is expected through 1997 and the government is dedicated to privatization. Slower-than-expected earnings in 1996 did not dampen the mood of the market. We expect strong earnings in 1997 combined with a stream of new issues and positive macro-economic results to push the market further.

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                                       5


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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WHY DOES THE FUND MAINTAIN AN UNDERWEIGHTED POSITION IN SOUTH AFRICA COMPARED TO
  THE INDEX?

     There are three key reasons for this. First, we do not find the outlook for sustainable growth in South Africa in the medium term to be as attractive as in other emerging markets. Unless there are major policy changes, we do not believe the sustainable growth of the economy is much more than 3%. This is because of the low savings rate of 17% (compared to over 30% in some Asian countries), lack of direct foreign investment, and poor labor productivity and flexibility. Second, with exchange controls in place, the lack of foreign reserves and a current account deficit, we believe there is further downside risk to the currency. Finally, given the large cross holdings between companies and high weighting of unattractive commodity companies, in our view the index exaggerates the opportunities available.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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                                       6


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT


The following Chart compares a change in value of a $10,000 investment in the Fund and the performance of the Morgan Stanley Capital International ('MSCI') Emerging Markets Free ('EMF') Index. The MSCI EMF Index is a market capitalization index of companies representative of the market structure of 26 emerging countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares which are not purchasable by foreigners in otherwise free markets. The MSCI EMF Ex-Malaysia Index is a benchmark used by the Fund's Adviser to exclude investments in Malaysia, which may be considered a developed market. Malaysia represented between 15.5% and 18.2% of the MSCI EMF Index during the period reported. The Index excludes the effect of any fees or sales charges. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions and does not reflect the deduction of the purchase or redemption fees of 0.50%, respectively, imposed by the Fund. Past performance cannot predict nor guarantee future results.

   Schroder Emerging Markets Fund-Institutional Portfolio vs Morgan Stanley
                              EMF Index

Investment Value on 10/31/96
----------------------------
Schroder Emerging Markets Fund-Institutional Portfolio      $11,078
MSCI EMF Index                                              $11,231
MSCI EMF ex-Malaysia Index                                  $11,020

Average Annual Total Return on 10/31/96                     1 Year      Since Inception on 03/31/95
---------------------------------------                     ------      ---------------------------
Schroder Emerging Markets Fund-Institutional Portfolio       4.22%                  6.66%
MSCI EMF Index                                               6.47%                  7.58%
MSCI EMF ex-Malaysia Index                                   2.80%                  6.40%

[GRAPH]

  SCHRODER EMERGING MARKETS FUND-
      INSTITUTIONAL PORTFOLIO                    MSCI EMF INDEX                  MSCI EMF EX-MALAYSIA INDEX

              $10,000                                $10,000                                $10,000
               10,320                                 10,449                                 10,570
               10,930                                 11,005                                 11,003
               10,959                                 11,038                                 11,080
               11,270                                 11,285                                 11,324
               10,929                                 11,019                                 11,132
               10,999                                 10,967                                 11,109
               10,630                                 10,547                                 10,721
               10,389                                 10,359                                 10,485
               10,707                                 10,819                                 10,925
               11,839                                 11,588                                 11,777
               11,529                                 11,403                                 11,471
               11,539                                 11,492                                 11,425
               11,990                                 11,952                                 11,848
               12,261                                 11,898                                 11,883
               12,131                                 11,972                                 11,967
               11,370                                 11,154                                 11,129
               11,580                                 11,440                                 11,340
               11,630                                 11,539                                 11,420
               11,078                                 11,231                                 11,020

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                                       7


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1996 (UNAUDITED)

                 COUNTRY WEIGHTINGS

                                               MSCI EMF
                                              EX-MALAYSIA
COUNTRY                    % OF NET ASSETS       INDEX
---------------------------------------------------------
Brazil                           13.5%           14.4%
Mexico                            8.3%            9.3%
India                             7.4%            6.9%
Indonesia                         7.3%            6.0%
China/Hong Kong                   7.2%            0.5%
Philippines                       6.8%            3.9%
Korea, Republic of                6.8%            6.2%
Thailand                          5.8%            6.5%
South Africa                      5.6%           13.4%
Chile                             4.6%            4.9%
Argentina                         4.1%            3.8%
Taiwan                            3.0%           10.2%
Poland                            2.6%            0.6%
Turkey                            2.2%            1.6%
Portugal                          2.1%            2.4%
Israel                            2.0%            2.3%
Hungary                           1.3%            0.4%
Russia                            1.2%            0.0%
Croatia                           1.1%            0.0%
Egypt                             1.0%            0.0%
Czech Republic                    1.0%            1.5%
Greece                            0.8%            1.5%
Peru                              0.5%            1.3%
Mauritius                         0.3%            0.0%
Slovak Republic                   0.3%            0.0%
Cash & Other Assets               3.2%            0.0%
                           ---------------
Total                           100.0%
                           ---------------
                           ---------------

                 INVESTMENT BY INDUSTRY
INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Capital Equipment                               7.2%
Consumer Durables                               6.6%
Consumer Non-durables                           6.3%
Energy                                         13.8%
Finance                                        13.7%
Materials                                      12.8%
Multi-Industry                                  8.0%
Retail                                          2.9%
Services                                       24.3%
Other                                           1.2%
Cash & Other Assets                             3.2%
                                         ---------------
Total                                         100.0%
                                         ---------------
                                         ---------------

                    TOP TEN HOLDINGS
SECURITY                                  % OF NET ASSETS
---------------------------------------------------------
Telecomunicacoes Brasileriras SA (Bz)*          3.4%
Philipine Long Distance Telephone Co.
  (Phl)                                         2.4%
Mahanagar Telephone Nigam (Ind)                 2.3%
Centrais Eletricas Brasileiras SA (Bz)          1.9%
Bharat Petroleum Corp. Ltd. (Ind)               1.7%
P.T. Kalbe Farma (Indo)                         1.6%
Anglo-American Corp. (S.Afr)                    1.6%
Compania Naviera Perez Companc SA (Arg)         1.6%
Korea Electric Power Corporation (Kor)          1.5%
United Communications Industry (Thai)           1.5%
                                          ---------------
Total                                          19.5%
                                          ---------------
                                          ---------------
* Includes Common and Preferred Stock

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                                       8


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996


ASSETS:
         Investment in Schroder Emerging Markets Fund Institutional
           Portfolio (Portfolio) (cost $165,875,174) (Note 2)            $167,549,528
         Other receivables                                                      8,217
         Deferred organizational expense (Note 2)                              20,533
                                                                         ------------

                              Total Assets                                167,578,278
                                                                         ------------
LIABILITIES:
         Payables and accrued expenses                                          8,228
                                                                         ------------

                              Total Liabilities                                 8,228
                                                                         ------------
                              Net Assets                                 $167,570,050
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
         Paid-in capital (Note 5)                                        $172,444,826
         Undistributed net investment income                                  152,823
         Accumulated net realized loss on investments and foreign
           currency transactions                                           (6,701,953)
         Net unrealized appreciation of investments and foreign
           currency transactions                                            1,674,354
                                                                         ------------
                              Net Assets                                 $167,570,050
                                                                         ------------
                                                                         ------------
                              Net Asset Value per share
                                ($167,570,050 divided by
                                15,153,374 shares outstanding)                 $11.06
                                                                         ------------
                                                                         ------------


    The accompanying notes are an integral part of the financial statements.
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                                       9


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SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME ALLOCATED FROM SCHRODER EMERGING MARKETS FUND
    INSTITUTIONAL PORTFOLIO (PORTFOLIO):
         Dividend income (net of foreign withholding taxes of $142,824)    $ 1,908,010
         Interest income                                                       426,473
         Expenses                                                           (1,729,162)
                                                                           -----------
                              Net Investment Income from Schroder
                                 Emerging Markets Fund Institutional
                                 Portfolio (Portfolio)                         605,321
                                                                           -----------
EXPENSES:
         Administration fees (Note 3)                                          116,870
         Transfer agent fees and expenses (Note 3)                              13,916
         Accounting service fees (Note 3)                                       12,000
         Other professional fees                                                25,933
         Registration fees                                                      15,718
         Other                                                                   3,241
         Printing                                                               37,005
         Trustees fees and expenses                                              2,883
         Amortization of organizational costs (Note 2)                           6,000
                                                                           -----------
                              Total Expenses                                   233,566
         Fee waiver (Note 3)                                                   (53,602)
                                                                           -----------
                              Net Expenses                                     179,964
                                                                           -----------

NET INVESTMENT INCOME                                                          425,357
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ALLOCATED FROM SCHRODER EMERGING MARKETS FUND
    INSTITUTIONAL PORTFOLIO (PORTFOLIO):
         Net realized loss on investments                                   (6,542,420)
         Net realized loss on foreign currency transactions                   (216,622)
                                                                           -----------
                              Net realized loss on investments and
                                 foreign currency transactions              (6,759,042)
                                                                           -----------
         Net change in unrealized appreciation of investments                  607,803
         Net change in unrealized depreciation of foreign currency
           transactions                                                         (3,644)
                                                                           -----------
                              Net change in unrealized appreciation of
                                 investments and foreign currency
                                 transactions                                  604,159
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS                                                            (6,154,883)
                                                                           -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(5,729,526)
                                                                           -----------
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR        FOR THE PERIOD
                                                          ENDED           MARCH 31, 1995 TO
                                                     OCTOBER 31, 1996     OCTOBER 31, 1995
                                                     ----------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                         $    425,357          $    49,989
         Net realized loss on investments and
           foreign currency transactions                 (6,759,042)            (178,203)
         Net change in unrealized appreciation of
           investments and foreign currency
           transactions                                     604,159            1,070,195
                                                     ----------------    -------------------
         Net increase (decrease) in net assets
           resulting from operations                     (5,729,526)             941,981
                                                     ----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
         Net investment income                             (102,592)                  --
                                                     ----------------    -------------------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS (NOTE
  5)                                                    154,978,912           17,481,275
                                                     ----------------    -------------------
INCREASE IN NET ASSETS                                  149,146,794           18,423,256
NET ASSETS:
         Beginning of period                             18,423,256                   --
                                                     ----------------    -------------------
         End of period                                 $167,570,050          $18,423,256
                                                     ----------------    -------------------
                                                     ----------------    -------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (THE 'FUND'), which commenced operations on March 31, 1995, is a separately managed, non-diversified portfolio of Schroder Capital Funds (Delaware) (the 'Trust'), an open-end management investment company under the Investment Company Act of 1940 (the 'Act'). On November 1, 1996, the Fund contributed substantially all its investable assets to the Schroder Emerging Markets Fund -- Institutional Portfolio (the 'Portfolio') in exchange for an interest in the Portfolio. The Fund currently seeks to achieve its investment objective by holding , as its only investment security, an interest in the Portfolio, a separate portfolio of a registered open-end management investment company having the same investment objective and policies as the Fund. The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this report, the Fund is the only institutional investor that has invested in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         On May 17, 1996, the Fund began offering two classes of shares ('Investor Shares' and 'Advisor Shares'). On May 17, 1996, all existing shares of the Fund were converted to Investor Shares. As of October 31, 1996, the Fund has not sold any Advisor Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Fund's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  SECURITY VALUATION

         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio Notes to the Financial Statements which are included elsewhere in this report.

  INVESTMENT INCOME AND EXPENSES

         The Fund records daily its prorata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund accrues its own expenses.

  ORGANIZATIONAL COSTS

         Cost incurred by the Fund in connection with its organization and initial registration are being amortized on the straight line basis over a five year period.

  DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences, such as passive foreign investment companies, relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gain or loss may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

3. RELATED PARTIES:

         The Fund currently invests all of its assets in the Portfolio, which retains Schroder Capital Management International Inc. ('SCMI') as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI receives a monthly fee equal on an annual basis to 1.00% of the average daily net assets of the Portfolio.

         The Fund may, at any time, withdraw its investment from the Portfolio if the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company.

         On behalf of the Fund , the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). In addition, the Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Fund's operations other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract. For these services, Schroder Advisors receives from the Fund, a fee payable monthly at an annual rate of 0.10% of the average daily net assets of the Fund. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund. Schroder Advisors and Forum provide similar services to the Portfolio, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year to the extent that total expenses exceed 1.60% of the Fund's average daily net assets attributable to Investor Shares. This undertaking cannot be withdrawn except by a majority vote of the Board of Trustees. For the year ended October 31, 1996, Schroder Advisors waived a portion of its fees totaling $53,602 with respect to the Fund.


         Forum Financial Corp. ('FFC') , an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the Act, calculates the net asset value per share of the Fund, calculates dividend and capital gain distributions and prepares periodic reports to the shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust, with respect to the Fund, a fee of $12,000 per year.


         FFC is also the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year, plus certain shareholder account fees.

4. FEDERAL INCOME TAXES:

         As it is the Fund's policy to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

         As of October 31, 1996, the Fund has capital loss carryovers available to offset future capital gains as follows:

Carryovers expire on October 31, 2003...............................................   $  159,533
Carryovers expire on October 31, 2004...............................................   $6,451,242

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


5. CAPITAL SHARE TRANSACTIONS:


         The Fund is authorized under the Trust's Trust Instrument to issue an unlimited number of Investor Shares and Advisor Shares of beneficial interest without par value. At October 31, 1996, the Fund had issued only one class of shares, Investor Shares, of which there were 15,153,374 shares outstanding. Transactions in the Fund's capital shares for the year ended October 31, 1996 and the period ended October 31, 1995 were as follows:


                                                                                          Period from
                                                                                        March 31, 1995
                                                    Year Ended October 31,                    to
                                                             1996                      October 31, 1995
------------------------------------------------------------------------------------------------------------
                                                   Number                           Number
                                                     of                               of
                                                   Shares            Amount         Shares         Amount
------------------------------------------------------------------------------------------------------------

Shares sold                                      13,540,103       $156,323,036     1,733,324     $17,481,275
Shares issued for reinvestment of dividend and
  distribution                                        3,127             33,428            --              --
                                                 ----------       ------------     ---------     -----------
                                                 13,543,230        156,356,464     1,733,324      17,481,275
Shares redeemed                                    (123,180)        (1,377,552)           --              --
                                                 ----------       ------------     ---------     -----------
Net increase                                     13,420,050       $154,978,912     1,733,324     $17,481,275
                                                 ----------       ------------     ---------     -----------
                                                 ----------       ------------     ---------     -----------



         Purchases and redemptions of Fund shares are subjected to a fee 0.50% of the amount invested and 0.50% of the net asset value redeemed, respectively. These charges are designed to cover the transaction costs the Fund incurs (either directly or indirectly as a result of its investment in the Portfolio) as a result of investments or the redemption of Fund shares. These charges, which are not a sales charge, are paid to the Fund, not Schroder Advisors or any other entity. The purchase fee for the year ended October 31, 1996 and the period ended October 31, 1995 were $787,563 and $0, respectively. The redemption fee for the year ended October 31, 1996 and the period ended October 31, 1995 were $6,886 and $0, respectively. The purchase and redemption fees are included in the above shares sold and shares redeemed amounts, respectively, and are included as part of Paid in Capital.



6. CONCENTRATION OF RISK



         As described in the Portfolio's Notes to Financial Statements, the Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Portfolio's investments.


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


7. FINANCIAL HIGHLIGHTS:
    Selected per share data and ratios:



                                                                             Year
                                                                            Ended          March 31, 1995(a)
                                                                         October 31,            Through
                                                                           1996(f)         October 31, 1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                                        $10.63              $ 10.00
                                                                          --------             --------
Investment Operations:
    Net investment income                                                     0.02(d)              0.02
    Net realized and unrealized gain on investments                           0.43(e)              0.61
                                                                          --------             --------
Total from investment operations                                              0.45                 0.63
                                                                          --------             --------
Distributions to shareholders from net investment income                     (0.02)                  --
                                                                          --------             --------
Net Asset Value, End of period                                              $11.06              $ 10.63
                                                                          --------             --------
                                                                          --------             --------
Total Return(g)                                                               4.22%                6.30%

Ratios/Supplementary Data:
Net Assets, End of period (thousands)                                     $167,570              $18,423
Ratio of expenses to average net assets net of fee waivers                    1.60%(d)             1.58%(b)
Ratio of net investment income to average net assets net of fee
  waivers                                                                     0.36%(d)             0.46%(b)
Ratio of expenses to average net assets excluding fee waivers                 1.71%(d)             2.45%(b)
Ratio of net investment income (loss) to average net assets exclud-
  ing fee waivers                                                             0.25%(d)           (0.41)%(b)
Portfolio turnover rate(c)                                                      N/A               44.10%


(a) Commencement of operations.

(b) Annualized.

(c) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(d) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund

(f) On May 17, 1996, the Fund began offering two classes of shares Investor Shares and Advisor Shares, and all existing shares of the Fund were converted to Investor Shares.


(g) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.


                                 *    *    *    *

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)

         The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1996. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1996) is as follows:

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Argentina                  $ 0.0053      $0.0000
Austria                      0.0015       0.0000
Brazil                       0.0325       0.0024
Chile                        0.0053       0.0004
China                        0.0037       0.0000
Czech Republic               0.0040       0.0006
Greece                       0.0038       0.0000
Hong Kong                    0.0041       0.0000
India                        0.0041       0.0004
Indonesia                    0.0088       0.0013
Korea, Republic of           0.0036       0.0004
Mauritius                    0.0003       0.0000

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Mexico                     $ 0.0130      $0.0000
Peru                         0.0008       0.0000
Philippines                  0.0049       0.0012
Poland                       0.0014       0.0002
Portugal                     0.0048       0.0008
Slovak Republic              0.0003       0.0000
South Africa                 0.0079       0.0000
Taiwan                       0.0004       0.0000
Thailand                     0.0156       0.0016
Turkey                       0.0085       0.0000
                          ---------    -----------
Total                      $ 0.1346      $0.0093
                          ---------    -----------
                          ---------    -----------


         The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1996. The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in gross income for U.S. federal income tax purposes with an offsetting deduction from gross income or a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid. The allocation of foreign taxes will be reflected in your 1996 Form 1099-Div.


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


   To the Shareholders and Trustees of Schroder Emerging Markets
Fund -- Institutional Portfolio (the Fund):


         We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund -- Institutional Portfolio (a separately managed portfolio of Schroder Capital Funds (Delaware)), as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period March 31, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund -- Institutional Portfolio as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended October 31, 1996 and for the period March 31, 1995 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1996
             STOCKS AND WARRANTS  -  96.8%

          SHARES                                 VALUE US$
          ------                                 ---------
                  ARGENTINA  -  4.1%
                  COMMON STOCK
         118,800  Banco Frances del Rin de
                   la Plata SA
                   Finance                      $  1,042,085
         310,600  CIADEA SA
                   Consumer Durables               1,382,447
         412,570  Compania Naviera Perez
                   Companc SA
                   Multi-Industry                  2,599,712
         112,710  Quilmes Industrial SA ADR
                   Consumer Non-Durables           1,183,455
         369,000  Telefonica de Argentina SA
                   Services                          845,180
                                                ------------
                                                   7,052,879
                                                ------------
                  BRAZIL  -  13.5%
                  COMMON STOCK
      13,530,000  Companhia Paulista de
                   Forca e Luz  -  CPFL*
                   Energy                          1,251,179
      30,383,000  Telecomunicacoes
                   Brasileiras
                   SA  -  Telebras
                   Services                        1,827,771
                  PREFERRED STOCK
     190,100,000  Banco Brasileiro de
                   Decontos SA
                   Finance                         1,628,425
      19,000,000  Banco Nacional SA(a)
                   Finance                                --
       9,641,000  Centrais Eletricas
                   Brasileiras
                   SA  -  Eletrobras
                   Energy                          3,143,907
         970,250  IKPC  -  Industrias Klabin
                   de Papel e Celulose SA
                   Materials                         953,911
       1,915,000  Itausa Investimentos Itau
                   SA
                   Multi-Industry                  1,528,571
       1,558,055  Multibras Eletrodomesticos
                   SA
                   Capital Equipment               2,532,806
      15,300,000  Petrol
                   Brasileiro  -  Petrobras
                   Energy                          1,958,480
          52,200  Telecomunicacoes
                   Brasileiras
                   SA  -  Telebras ADR
                   Services                        3,888,900
       8,616,000  Telecomunicacoes de Sao
                   Paulo SA  -  TELESP
                   Services                        1,576,763
      34,800,000  Uniao de Bancos Brasileiro
                   Finance                           965,444
   1,362,300,000  Usinas Siderurgicas de
                   Minas Gerais SA
                   Materials                       1,326,097
                                                ------------
                                                  22,582,254
                                                ------------
                  CHILE  -  4.6%
                  COMMON STOCK
          44,600  Administradora de Fondos
                   de Pensiones Provida SA
                   ADR
                   Materials                    $  1,036,950
         120,000  Banco Santander Chile ADR
                   Finance                         1,695,001
          12,500  Compania de
                   Telecomunicacion de Chile
                   SA ADR
                   Services                        1,232,814
          63,300  Maderas y Sinteticos
                   Sociedad Anonima SA ADR
                   Materials                         896,670
          20,700  Quimica y Minera Chile SA
                   ADR*
                   Materials                       1,190,250
          56,900  Santa Isabel SA ADR*
                   Retail                          1,600,314
                                                ------------
                                                   7,651,999
                                                ------------
                  CHINA, PEOPLES REPUBLIC OF  -  2.0%
                  COMMON STOCK
       2,440,000  Guangdong Electric Power
                   Company
                   Energy                          1,688,241
         121,000  Huaneng Power
                   International Inc. ADR*
                   Energy                          1,845,250
                                                ------------
                                                   3,533,491
                                                ------------
                  CROATIA  -  1.1%
                  COMMON STOCK
          38,000  Pliva DD GDR*
                   Consumer Durables               1,852,500
                                                ------------
                                                   1,852,500
                                                ------------
                  CZECH REPUBLIC  -  1.0%
                  COMMON STOCK
           9,400  SPT Telekom AS*
                   Services                        1,006,793
           3,052  Tabak AS
                   Consumer Non-Durables             726,667
                                                ------------
                                                   1,733,460
                                                ------------
                  EGYPT  -  1.0%
                  COMMON STOCK
         122,000  Commercial International
                   Bank GDR*
                   Finance                         1,769,000
                                                ------------
                                                   1,769,000
                                                ------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1996

          SHARES                                 VALUE US$
          ------                                 ---------
                  GREECE  -  0.8%
                  COMMON STOCK
          40,050  Hellenic Bottling Company
                   SA
                   Consumer Non-Durables         $  1,290,631
                                                 ------------
                                                    1,290,631
                                                 ------------
                  HONG KONG  -  5.2%
                  COMMON STOCK
       1,340,000  China Resources Enterprise
                   Ltd.
                   Finance                          1,507,702
         251,000  Citic Pacific Ltd.
                   Multi-Industry                   1,220,542
       1,940,000  Cosco Pacific Ltd.
                   Multi-Industry                   1,856,627
       2,550,000  Guangdong Investments
                   Multi-Industry                   1,830,310
         850,000  Guangnan Holdings
                   Consumer Non-Durables              577,126
         685,000  New World Infrastructure*
                   Capital Equipment                1,705,347
                                                 ------------
                                                    8,697,654
                                                 ------------
                  HUNGARY  -  1.3%
                  COMMON STOCK
          29,200  Gedeon Richter RT
                   Consumer Durables                1,576,880
          16,600  Pannonplast RT
                   Services                           543,124
                                                 ------------
                                                    2,120,004
                                                 ------------
                  INDIA  -  7.4%
                  COMMON STOCK
         166,000  BSES Ltd.
                   Energy                             906,938
          54,000  BSES Ltd. GDR
                   Energy                           1,026,000
         175,000  Bharat Heavy Electricals
                   Ltd.
                   Capital Equipment                  904,494
         360,000  Bharat Petroleum
                   Energy                           2,897,698
         117,000  Crompton Greaves Ltd. GDR*
                   Capital Equipment                  507,195
          75,000  Industrial Credit &
                   Investment Corporation of
                   India Ltd.* GDR
                   Finance                            656,250
         591,000  Mahanagar Telephone Nigam
                   Ltd.
                   Services                         3,786,715
          48,000  Ranbaxy Laboratories Ltd.*
                   Consumer Durables                  842,697
          25,000  Videsh Sanchar Nigam Ltd.
                   Services                           793,539
                                                 ------------
                                                   12,321,526
                                                 ------------
                  INDONESIA  -  7.3%
                  COMMON STOCK
         856,177  PT Bank Internasional
                   Indonesia
                   Finance                       $  1,378,855
         332,000  PT Dankos Laboratories
                   Consumer Durables                  278,033
         304,000  PT Gudang Garam
                   Consumer Non-Durables            1,214,172
         468,000  PT Indocement Tunggal
                   Prakarsa
                   Capital Equipment                  708,482
         666,000  PT Indofoods Sukses Makmur
                   Consumer Non-Durables            1,401,503
          73,000  PT Indosat ADR
                   Services                         2,199,126
       2,330,000  PT Kalbe Farma
                   Consumer Durables                2,751,772
       1,500,000  PT Telekomunikasi Indonesia
                   Services                         2,238,565
                                                 ------------
                                                   12,170,508
                                                 ------------
                  ISRAEL  -  2.0%
                  COMMON STOCK
          88,290  Osem Investment Ltd.*
                   Consumer Non-Durables              467,296
          15,840  Supersol Ltd.*
                   Services                           354,287
          55,000  Tadiran Telecommunications
                   Ltd.*
                   Services                         1,265,000
          30,700  Teva Pharmaceutical ADR
                   Consumer Durables                1,285,563
                                                 ------------
                                                    3,372,146
                                                 ------------
                  KOREA, REPUBLIC OF  -  6.8%
                  COMMON STOCK
          14,000  Kookmin Bank GDR
                   Finance                            296,100
          87,010  Korea Electric Power
                   Corporation
                   Energy                           2,556,487
           1,689  Korea Mobile
                   Telecommunications(a)
                   Services                         1,732,296
          66,880  Korean Air(a)
                   Services                         1,357,411
          10,000  L.G. Information and
                   Communication Ltd.
                   Services                         1,015,658
           2,282  L.G. Information and
                   Communication Ltd. New
                   Shares*
                   Services                           220,737

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1996

          SHARES                                 VALUE US$
          ------                                 ---------
                  KOREA, REPUBLIC OF (CONCLUDED)
          15,000  Pohang Iron & Steel Company
                   Ltd.(a)
                   Materials                     $    973,262
          11,554  Samsung Electronics Company
                   Consumer Durables                  819,782
           3,482  Samsung Electronics Company
                   1st New*
                   Consumer Durables                  240,251
         107,000  Shinhan Bank(a)
                   Finance                          2,125,058
                                                 ------------
                                                   11,337,042
                                                 ------------
                  MAURITIUS  -  0.3%
                  COMMON STOCK
       1,340,000  State Bank of Mauritius
                   Ltd.
                   Finance                            564,901
                                                 ------------
                                                      564,901
                                                 ------------
                  MEXICO  -  8.3%
                  COMMON STOCK
          97,500  Bufete Industrial SA ADR*
                   Capital Equipment                1,584,375
         721,720  Cemex SA de CV
                   Materials                        2,399,794
         905,000  Cifra SA de CV*
                   Services                         1,156,528
         448,000  Consorcio ARA SA
                   Finance                            959,794
         246,300  Corporacion Industrial
                   Sanluis SA de CV
                   Capital Equipment                1,277,353
         391,000  Fomento Economico Mexicano
                   SA de CV
                   Consumer Non-Durables            1,176,411
         174,400  Grupo Carso SA de CV
                   Services                           784,378
         352,000  Industrias Penoles
                   Materials                        1,397,537
          51,500  Kimberly-Clark de Mexico SA
                   de CV
                   Consumer Non-Durables              978,895
          32,600  Telefonos de Mexico SA ADS
                   Services                           994,300
         102,600  Tubos de Acero de Mexico SA
                   ADR*
                   Capital Equipment                1,140,862
                                                 ------------
                                                   13,850,227
                                                 ------------
                  PERU  -  0.5%
                  COMMON STOCK
          37,900  CPT Telefonica del Peru SA
                   ADS
                   Services                           781,688
                                                 ------------
                                                      781,688
                                                 ------------
                  PHILIPPINES  -  6.8%
                  COMMON STOCK
       1,696,875  Ayala Land Inc.
                   Finance                       $  1,807,932
         624,000  Fil-Estate Land Inc.
                   Finance                            581,735
         277,350  Manila Electric Company 'B'
                   Shares
                   Energy                           2,036,854
          73,750  Metropolitan Bank & Trust
                   Company
                   Finance                          1,627,663
          67,000  Philippine Long Distance
                   Telephone Company
                   Services                         4,015,412
         263,700  Pilipino Telephone
                   Corporation*
                   Services                           233,296
       1,644,880  SM Prime Holdings
                   Finance                            350,506
       7,801,600  Southeast Asia Cement
                   Holdings Inc.
                   Materials                          742,160
                                                 ------------
                                                   11,395,558
                                                 ------------
                  POLAND  -  2.6%
                  COMMON STOCK
         239,000  Bydgoska Fabryka Kabli SA
                   Capital Equipment                1,666,452
          24,200  Gorazdze
                   Materials                          641,373
          48,850  Krosno SA
                   Materials                          921,042
          15,601  Zaklady Metali Lekkich
                   Kety*
                   Materials                        1,165,496
                                                 ------------
                                                    4,394,363
                                                 ------------
                  PORTUGAL  -  2.1%
                  COMMON STOCK
          17,950  Estabelecimentos Jeronimo
                   Martins & Filho
                   Retail                           1,638,111
         122,050  Semapa  -  Sociedade de
                   Investimento e Gestao SGPS
                   SA
                   Materials                        1,827,119
                                                 ------------
                                                    3,465,230
                                                 ------------
                  RUSSIA  -  1.2%
                  COMMON STOCK
         104,000  Gazprom ADR*
                   Energy                           1,950,000
                                                 ------------
                                                    1,950,000
                                                 ------------

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF OCTOBER 31, 1996

          SHARES                                 VALUE US$
          ------                                 ---------
                  SLOVAK REPUBLIC  -  0.3%
                  COMMON STOCK
           9,076  Nafta Gbely AS
                   Energy                        $    552,582
                                                 ------------
                                                      552,582
                                                 ------------
                  SOUTH AFRICA  -  5.6%
                  COMMON STOCK
          43,800  Anglo American Corporation
                   of South Africa Ltd.
                   Multi-Industry                   2,634,254
         199,000  Barlow Ltd.
                   Multi-Industry                   1,734,306
         444,000  Nampak Ltd.
                   Materials                        1,750,266
         250,000  Primedia Ltd.
                   Services                           894,950
          61,555  South African Breweries
                   Ltd.
                   Consumer Non-Durables            1,600,193
         448,249  Waltons Stationary Company
                   Ltd.
                   Services                           754,564
                                                 ------------
                                                    9,368,533
                                                 ------------
                  TAIWAN  -  3.0%
                  COMMON STOCK
          55,000  Asia Cement Corporation GDS
                   Materials                        1,100,000
         104,000  China Steel Corporation GDS
                   Materials                        1,988,480
         125,000  ROC Taiwan Fund*
                   Other                            1,218,750
          36,000  Taiwan Fund Inc.
                   Other                              769,500
                                                 ------------
                                                    5,076,730
                                                 ------------
                  THAILAND  -  5.8%
                  COMMON STOCK
         102,000  Bangkok Bank Public Company
                   Ltd.
                   Finance                          1,087,787
         452,000  Electricity Generating
                   Public Company Ltd.
                   Energy                           1,311,430
         158,500  Krung Thai Bank Public
                   Company Ltd.
                   Finance                            428,798
         209,000  Land & House Public Company
                   Ltd.
                   Finance                          1,737,226
                  THAILAND (CONCLUDED)
         130,500  Siam Makro Public Company
                   Ltd.(a)
                   Services                      $    547,481
          94,000  Thai Farmers Bank Public
                   Company Ltd.
                   Finance                            718,683
         193,800  Total Access Communication
                   Public Company Ltd.
                   Services                         1,337,220
         305,000  United Communication
                   Industry
                   Services                         2,535,189
                  WARRANTS
          11,750  Thai Farmers Bank Public
                   Company Ltd.*(a)
                   Finance                             11,517
                                                 ------------
                                                    9,715,331
                                                 ------------
                  TURKEY  -  2.2%
                  COMMON STOCK
      19,912,920  Adana Cimento Sanayii
                   Materials                        1,096,162
       1,685,800  Migros Turk
                   Retail                           1,698,406
       3,623,720  Netas Telekomunik
                   Services                           875,070
                                                 ------------
                                                    3,669,638
                                                 ------------
       PAR
      -----
                  REPURCHASE AGREEMENTS  -
                    6.6%
     $11,000,000  Chase Securities, Inc.,
                   5.47%,
                   due 11/1/96,
                   to be repurchased at
                   $11,001,671.39.
                   Collateralized by
                   $11,000,000 U.S. Treasury
                   Notes, 7.50% due 1/31/97.       11,000,000
                                                 ------------
                  Total investments 103.4%
                  (cost $171,590,943)             173,269,875
                  Other Assets Less
                   Liabilities (3.4%)              (5,720,347)
                                                 ------------
                  Total Net Assets 100%          $167,549,528
                                                 ------------
                                                 ------------

* Non-income producing security.

(a) Valued pursuant to methodology approved by the Board of Trustees.

ADR  -  American Depositary Receipts

GDR  -  Global Depositary Receipts

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investments, at value (cost $171,590,943) (Note 2)              $173,269,875
         Cash                                                               4,145,240
         Receivable for investments sold                                      999,264
         Receivable for dividends and interest                                256,140
         Deferred organizational expense (Note 2)                               9,894
                                                                         ------------

                              Total Assets                                178,680,413
                                                                         ------------
LIABILITIES:
         Payable for investments purchased                                 10,893,946
         Accrued investment advisory and administration fees (Note 4)         118,215
         Other payables and accrued expenses                                  118,724
                                                                         ------------

                              Total Liabilities                            11,130,885
                                                                         ------------

                              Net Assets                                 $167,549,528
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
         Investor's capital                                              $165,875,174
         Net unrealized appreciation of investments and foreign
           currency transactions                                            1,674,354
                                                                         ------------

                              Net Assets                                 $167,549,528
                                                                         ------------
                                                                         ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
         Dividend income (net of foreign withholding taxes of $142,824)    $ 1,908,010
         Interest income                                                       426,473
                                                                           -----------
                              Total Investment Income                        2,334,483
                                                                           -----------
EXPENSES:
         Investment advisory fees (Note 4)                                   1,166,884
         Administration fees (Note 4)                                          175,033
         Transfer agent fees and expenses (Note 4)                              12,028
         Custodian fees                                                        276,450
         Accounting service fees (Note 4)                                       61,000
         Other professional fees                                                39,235
         Other                                                                  60,362
         Amortization of organizational costs (Note 2)                           2,473
                                                                           -----------
                              Total Expenses                                 1,793,465
         Fee waivers (Note 4)                                                  (64,303)
                                                                           -----------
                              Net Expenses                                   1,729,162
                                                                           -----------

NET INVESTMENT INCOME                                                          605,321
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
         Net realized loss on investments                                   (6,542,420)
         Net realized loss on foreign currency transactions                   (216,622)
                                                                           -----------
                              Net realized loss on investments and
                                 foreign currency transactions              (6,759,042)
                                                                           -----------
         Net change in unrealized appreciation of investments                1,678,932
         Net change in unrealized depreciation of foreign currency
           transactions                                                         (4,578)
                                                                           -----------
                              Net change in unrealized appreciation of
                                 investments and foreign currency
                                 transactions                                1,674,354
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                                                              (5,084,688)
                                                                           -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(4,479,367)
                                                                           -----------
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR
                                                                                ENDED
                                                                           OCTOBER 31, 1996
                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                                               $    605,321
         Net realized loss on investments and foreign currency
           transactions                                                        (6,759,042)
         Net change in unrealized appreciation of investments and
           foreign currency transactions                                        1,674,354
                                                                           ----------------
         Net decrease in net assets resulting from operations                  (4,479,367)
                                                                           ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
         Contributions                                                        173,679,036
         Withdrawals                                                           (1,650,141)
                                                                           ----------------
         Net Transactions in Investors' Beneficial Interests                  172,028,895
                                                                           ----------------
INCREASE IN NET ASSETS                                                        167,549,528
NET ASSETS:
         Beginning of period                                                           --
                                                                           ----------------
         End of period                                                       $167,549,528
                                                                           ----------------
                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO (THE 'PORTFOLIO') is a separately managed, non-diversed portfolio of Schroder Capital Funds, a registered open-end management investment company. The Portfolio invests in securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe, which may subject it to risks not normally associated with investing in securities of United States corporations.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  SECURITY VALUATION


         Portfolio securities listed on the recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no sale is reported on the valuation date, are valued at the most recent reported price. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith using methods approved by the Board of Trustees. Board valued securities represented approximately 3.9% of the total investments.


  SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or upon receipt of notification of the dividend and verification of its effective date. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine gains and losses for both financial statement and Federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: assets and liabilities at the rate of exchange at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities is not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts which have terminated by settlement or by the Portfolio entering into offsetting commitments.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

  REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. The investment adviser (SCMI) is responsible for determining the value of the underlying securities at all times. In the event of default, the Portfolio may have difficulties with the disposition of such securities.

  ORGANIZATIONAL COSTS

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period.

3. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the year ended October 31, 1996, aggregated $199,252,488 and $116,371,686 respectively.

         For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1996 was $171,690,684. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $36,693,487 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $35,114,296.

4. RELATED PARTIES:

         For the year ended October 31, 1996, remunerations to related parties were paid or accrued in the following amounts:

                                                             EARNED      WAIVED        NET
                                                           ----------    -------    ----------

Schroder Capital Management International Inc.
  (Investment Adviser)                                     $1,166,884    $51,560    $1,115,324
Schroder Fund Advisors Inc.
  (Administrator)                                             175,033     12,743       162,290
Forum Financial Corp.
  (Fund Accountant and Transfer Agent)                         73,028         --        73,028

         The Portfolio retains Schroder Capital Management International Inc. ('SCMI') to act as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI is entitled to receive a monthly fee equal on an annual basis to 1.00% of the average daily net assets of the Portfolio.

         The Portfolio has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). In addition, the
   Portfolio and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Portfolio's operations other than the investment management and administrative services provided to the Portfolio by SCMI pursuant to the Investment Advisory Contract. Schroder Advisors is entitled to compensation for these services at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED) with respect to the Portfolio. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the fiscal year.

         Forum Financial Corp. ('FFC') , an affiliate of Forum, performs portfolio accounting services for the Portfolio pursuant to a Fund Accounting Agreement with Schroder Capital Funds. For its services, FFC receives a fee of $60,000 per year plus additional surcharges based upon total assets or security positions.

         FFC is also the Portfolio's transfer agent pursuant to a Transfer Agency Agreement between Schroder Capital Funds and FFC. FFC is entitled to compensation for those services in the amount of $12,000 per year, plus certain interestholder account fees.

5. FEDERAL INCOME TAXES:

         The Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio regardless of whether such interest dividends or gains have been distributed by the Portfolio.

6. CONCENTRATION OF RISK

         The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Portfolio's investments.

7. FINANCIAL HIGHLIGHTS:

         Portfolio performance for the year ended October 31, 1996.

Ratio of expenses to average net assets net of fee waivers                                  1.45%
Ratio of net investment income to average net assets net of fee waivers                     0.52%
Ratio of expenses to average net assets excluding fee waivers                               1.51%
Ratio of net investment income to average nets excluding fee waivers                        0.46%
Portfolio turnover rate                                                                   102.70%
Average brokerage commission per share (a)                                                $0.0008

------------

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND -- INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


   To the Investors and Trustees of Schroder Emerging Markets
Fund -- Institutional Portfolio (the Portfolio):


         We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund -- Institutional Portfolio (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1996, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund -- Institutional Portfolio as of October 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

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                                       28


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--------------------------------------------------------------------------------


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

TRUSTEES

Laura E. Luckyn-Malone

Hermann C. Schwab

Peter E. Guernsey

Ralph E. Hansmann (Honorary)

John I. Howell

Clarence F. Michalis

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

John Troiano
  Vice President

Mark J. Smith
  Vice President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

Fariba Talebi
  Vice President

Ira L. Unschuld
  Vice President

John Y. Keffer
  Vice President

Catherine A. Mazza
  Vice President

Jane Lucas
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019

     ADMINISTRATOR & DISTRIBUTOR

     Schroder Fund Advisors Inc.
     787 Seventh Avenue
     New York, New York 10019

     CUSTODIAN

     The Chase Manhattan Bank, N.A.
     Global Custody Division
     Woolgate House, Coleman Street
     London EC2P 2HD, United Kingdom

     TRANSFER AND DIVIDEND
     DISBURSING AGENT

     Forum Financial Corp.
     Two Portland Square
     Portland, Maine 04101

     COUNSEL

     Jacobs Persinger & Parker
     77 Water Street
     New York, New York 10005

     INDEPENDENT AUDITORS

     Coopers & Lybrand L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     This report is for the information of the shareholders of the Schroder Emerging Markets Fund -- Institutional Portfolio. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

            [Logo]



            Schroder
            Emerging
            Markets Fund --
            Institutional
            Portfolio

            ANNUAL REPORT

            October 31, 1996

            Schroder Capital Funds
               (Delaware)